UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2015

Heritage Oaks Bancorp
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-25020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

1222 Vine Street, Paso Robles, CA	93446
(Address of principal executive offices)	(Zip Code)

805-369-5200
(Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Heritage Oaks Bancorp (Nasdaq: HEOP) announced the appointment of Rick C. Arredondo (58) as President and Chief Banking Officer of Heritage Oaks Bank ("Bank"), the Company's wholly-owned subsidiary. Arredondo joined Heritage Oaks Bank on January 5, 2015. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

The Chief Banking Officer is a newly created position that reports directly to Simone Lagomarsino, President and CEO of the Company. Lagomarsino will remain the Bank's CEO. Arredondo will lead the Bank's customer-facing functions, including consumer and business banking, mortgage and marketing. He has more than 40 years of commercial and retail banking experience.

Prior to joining the Bank, Arredondo worked for Rabobank California, Roseville, CA for over nine years, last serving as President and Chief Operating Officer. Prior to Rabobank, Arredondo served as Executive Vice President and Chief Operating Officer at Mellon 1st Business Bank, Los Angeles, CA. He also held management positions at Santa Monica Bank and Bank of America.

The terms of Mr. Arredondo's at will employment arrangement with the Bank provide that he will: (i) earn an initial annual salary of $300,000, (ii) receive a sign on bonus of $40,000 subject to certain conditions; (iii) receive (subject to board approval) a restricted stock grant with a fair value up to $60,000 and a five-year vesting schedule, vesting 33.33% at the end of years 3, 4 and 5; (iv) receive (subject to board approval) incentive stock options with a fair value up to $40,000 and a four-year vesting schedule; (v) be eligible to participate in the Bank's incentive compensation plan at a pro-rated target of 38.5% of base, (vi) be eligible to participate in the Bank's 401(k) Plan, (vii) receive an auto allowance of $1,000 per month, and (viii) be eligible to participate in the Bank's other general employee benefits available to Company and Bank employees. In addition, upon completion of his first 90 days of employment and subject to board approval, Mr. Arredondo will be provided an agreement which will provide a payout equal to 18 month's salary in the event of a change in control.

Item 9.01. Financial Statements and Exhibits.

99.1 Press release dated January 6, 2015.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage Oaks Bancorp
Date: January 6, 2015	By: /s/ LONNY D. ROBINSON Lonny D. Robinson Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated January 6, 2015.